                                   Exhibit 13

                        Lincoln National Life Account C

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


A. STANDARDIZED PERFORMANCE

     The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the inial amount invested to the ending redeemable value for that period, according to the following formula:

                         n
       P  *  ( 1 + T )      =  ERV

       Where:

          P = a hypothetical inial purchase payment of $1,000

          T = average annual total return for the period in question

          n = number of years

          ERV = redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional portion thereof).


     The formula assumes that : 1) all recurring fees have been charged to Contract Owner accounts; 2) all applicable non-recurring charges are deducted at the end of the period in questions; 3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

B. NON-STANDARDIZED QUOTATIONS

     This schedule presents the formulas and calculation employed in producing the performance quotations set out in the SAI, under the heading, "NON-STANDARDIZED INVESTMENT RESULTS--SUB-ACCOUNTS OF ACCOUNT H". Amount and Compound Growth Rate calculations are shown for all base periods disclosed.



     The formula for calculating the current Amount of an originally invested $10,000 for a particular base period is:


          CP = ( X / Y ) * $10,000

          where:

                 CP = Amount at End of Base Period

                  X = Accumulation Unit Value at End of Base Period

                  Y = Accumulation Unit Value at Beginning of Base Period


     The formula for calculating the Compound Growth Rate for a particular base period is:

                           ( 1 / N )
          GR = ( X / Y )                -   1

          where:

                GR = Annualized Return

                 X = Accumulation Unit Value at End of Base Period

                 Y = Accumulation Unit Value at Beginning of Base Period

                 N = Number of Years of Fund Performance Being Evaluated


  Separate Account C - Standardized 1 Year Returns

  ONE YEAR RETURNS PERIOD ENDING 12/31/1995:

               Corporate   Growth     Special      Money                Putnam    Social                   Capital
                  Bond     Equity  Opportunities   Market    Managed    Master   Awareness  International Appreciation
  ---------------------------------------------------------------------------------------------------------------------
  Fund Value   $1,179.58  $1,369.95    $1,305.43   $1,046.22  $1,279.67  $1,225.88  $1,418.15  $1,076.00     $1,272.01
  Fee              $0.74      $0.81        $0.79       $0.70      $0.78      $0.76      $0.83      $0.71         $0.78
  Surr Charge     $70.73     $82.15       $78.28      $62.73     $76.73     $73.51     $85.04     $64.52        $76.27
  Final Value  $1,108.11  $1,287.00    $1,226.37     $982.79  $1,202.16  $1,151.61  $1,332.29  $1,010.77     $1,194.96
  Annual Return   10.811%    28.700%      22.637%     -1.721%    20.216%    15.161%    33.229%     1.077%       19.496%
  ---------------------------------------------------------------------------------------------------------------------

                    Equity     Aggressive
                    Income       Growth
  ----------------------------------------
  Fund Value        $1,328.73   $1,334.16
  Fee                   $0.80       $0.80
  Surr Charge          $79.68      $80.00
  Final Value       $1,248.26   $1,253.36
  Annual Return        24.826%     25.336%
  ----------------------------------------

  Calculation of Annual Return

  Final Value = 1,000* (31-Dec-95 Unit Value/31-Dec-94 Unit Value) - Annual Fee - Surrender Charge

  Annual Return = Final Value/1,000 - 1


  Unit Values

               Corporate   Growth     Special      Money                Putnam    Social                    Capital
      Date        Bond     Equity  Opportunities   Market    Managed    Master   Awareness   International Appreciation
  ---------------------------------------------------------------------------------------------------------------------
    31-Dec-94  3.584562  4.592949     4.303441    2.136966  2.746985  1.641774   2.004706    1.271301      1.017063
    31-Dec-95  4.228295  6.292128     5.617853    2.235727  3.515239  2.012612   2.842977    1.367916      1.293716
  ---------------------------------------------------------------------------------------------------------------------

                   Equity     Aggressive
      Date         Income       Growth
  ---------------------------------------
     31-Dec-94      1.046491    0.896242
     31-Dec-95      1.390502    1.195731
  ---------------------------------------



  Separate Account C - Standardized 5 Year Returns

  FIVE YEAR RETURNS PERIOD ENDING 12/31/1995:

  ---------------------------------------------------------------------------------------------------------
               Corporate      Growth        Special        Money                     Putnam       Social
                 Bond         Equity     Opportunities     Market      Managed       Master      Awareness
  ---------------------------------------------------------------------------------------------------------
  One Year     $1,162.11    $1,296.06       $1,418.27    $1,046.76    $1,206.62    $1,174.27     $1,362.23
  Fee              $0.97        $1.03           $1.08        $0.92        $0.99        $0.97         $1.06
  Final Value  $1,161.14    $1,295.03       $1,417.18    $1,045.85    $1,205.64    $1,173.30     $1,361.17
  ---------------------------------------------------------------------------------------------------------
  Two Year     $1,240.52    $1,305.89       $1,506.16    $1,071.16    $1,237.73    $1,237.01     $1,396.48
  Fee              $0.96        $1.04           $1.17        $0.84        $0.97        $0.96         $1.10
  Final Value  $1,239.56    $1,304.85       $1,505.00    $1,070.32    $1,236.75    $1,236.05     $1,395.38
  ---------------------------------------------------------------------------------------------------------
  Three Year   $1,379.06    $1,463.00       $1,767.10    $1,088.67    $1,367.01    $1,437.24     $1,570.59
  Fee              $1.01        $1.07           $1.27        $0.84        $1.01        $1.04         $1.15
  Final Value  $1,378.05    $1,461.93       $1,765.84    $1,087.83    $1,366.01    $1,436.21     $1,569.44
  ---------------------------------------------------------------------------------------------------------
  Four Year    $1,306.65    $1,466.52       $1,730.40    $1,118.11    $1,327.15    $1,395.70     $1,556.70
  Fee              $0.99        $1.08           $1.29        $0.81        $0.99        $1.04         $1.15
  Final Value  $1,305.66    $1,465.44       $1,729.11    $1,117.29    $1,326.15    $1,394.66     $1,555.55
  ---------------------------------------------------------------------------------------------------------
  Five Year    $1,540.13    $2,007.59       $2,257.23    $1,168.93    $1,697.04    $1,709.68     $2,206.00
  Fee              $0.97        $1.19           $1.36        $0.78        $1.03        $1.06         $1.28
  Surr Charge     $30.78       $40.13          $45.12       $23.36       $33.92       $34.17        $44.09
  Final Value  $1,508.38    $1,966.28       $2,210.75    $1,144.79    $1,662.09    $1,674.45     $2,160.62
  Annual Return    8.568%      14.480%         17.195%       2.741%      10.696%      10.860%       16.658%
  ---------------------------------------------------------------------------------------------------------


  -----------------------------------------------------------
                        Capital       Equity     Aggressive
  International       Appreciation    Income       Growth
  -----------------------------------------------------------
      N/A                 N/A          N/A          N/A

  -----------------------------------------------------------



  -----------------------------------------------------------



  -----------------------------------------------------------



  -----------------------------------------------------------

  Calculation of Annual Return
  Final Value Year One = 1,000* (31-Dec-91 Unit Value / 31-Dec-90 Unit Value) - Annual Fee Year One
  Final Value Year Two = 1,000* (31-Dec-92 Unit Value / 31-Dec-91 Unit Value) - Annual Fee Year Two
  Final Value Year Three = 1,000* (31-Dec-93 Unit Value / 31-Dec-92 Unit Value) - Annual Fee Year Three
  Final Value Year Four = 1,000* (31-Dec-94 Unit Value / 31-Dec-93 Unit Value) - Annual Fee Year Four
  Final Value Year Five = 1,000* (31-Dec-95 Unit Value / 31-Dec-94 Unit Value) - Annual Fee Year Five - Surrender Charge

  Annual Return = (Final Value Year Five / 1,000) . (1/5) - 1


  Unit Values
  ---------------------------------------------------------------------------------------------------------
               Corporate       Growth       Special       Money                     Putnam        Social
      Date        Bond         Equity    Opportunities    Market      Managed       Master       Awareness
  ---------------------------------------------------------------------------------------------------------
     31-Dec-90  2.736912      3.124600       2.481365    1.906589     2.064995     1.173570       1.284839
     31-Dec-91  3.180588      4.049672       3.519237    1.995749     2.491670     1.378093        1.75024
     31-Dec-92  3.398011      4.083620       3.740191    2.044051     2.557996     1.452923       1.795646
     31-Dec-93  3.780437      4.578547       4.391576    2.079097     2.827418     1.689416       2.021120
     31-Dec-94  3.584562      4.592949       4.303441    2.136966     2.746985     1.641774       2.004706
     31-Dec-95  4.228295      6.292128       5.617853    2.235727     3.515239     2.012612       2.842977
  ---------------------------------------------------------------------------------------------------------



  ----------------------------------------------------------
                        Capital       Equity     Aggressive
      International   Appreciation    Income       Growth
  ----------------------------------------------------------
           N/A            N/A           N/A         N/A




  ----------------------------------------------------------

   Separate Account C - Standardized 10 Year/Lifetime Returns


   10 YEAR/LIFETIME RETURNS PERIOD ENDING 12/31/1995:

   ---------------------------------------------------------------------------------------------------------

                 Corporate    Growth      Special        Money                      Putnam       Social
                   Bond       Equity    Opportunities    Market       Managed       Master      Awareness
   ---------------------------------------------------------------------------------------------------------
   Year One      $1,161.85  $1,160.82      $964.58     $1,055.28      $1,133.17     $975.63     $1,181.94
   Fee               $1.51      $1.51        $1.37         $1.44          $1.49       $1.38         $1.40
   Final Value   $1,160.34  $1,159.31      $963.20     $1,053.84      $1,131.68     $974.25     $1,180.54
   ---------------------------------------------------------------------------------------------------------
   Year Two      $1,163.87  $1,325.72    $1,030.17     $1,111.27      $1,217.58   $1,137.45     $1,320.84
   Fee               $1.63      $1.74        $1.39         $1.51          $1.64       $1.35         $1.38
   Final Value   $1,162.24  $1,323.98    $1,028.78     $1,109.76      $1,215.93   $1,136.10     $1,319.46
   ---------------------------------------------------------------------------------------------------------
   Year Three    $1,242.73  $1,418.97    $1,058.41     $1,179.79      $1,313.16   $1,187.98     $1,551.33
   Fee               $1.54      $1.76        $1.34         $1.46          $1.62       $1.28         $2.06
   Final Value   $1,241.19  $1,417.22    $1,057.07     $1,178.33      $1,311.55   $1,186.69     $1,549.26
   ---------------------------------------------------------------------------------------------------------
   Year Four     $1,391.03  $1,697.06    $1,394.25     $1,272.69      $1,521.04   $1,296.76     $1,676.65
   Fee               $1.45      $1.72        $1.35         $1.35          $1.57       $1.78         $1.44
   Final Value   $1,389.57  $1,695.34    $1,392.89     $1,271.33      $1,519.47   $1,294.97     $1,675.20
   ---------------------------------------------------------------------------------------------------------
   Year Five     $1,467.85  $1,694.48    $1,275.61     $1,359.51      $1,557.45   $1,408.24     $1,811.36
   Fee               $2.05      $2.43        $1.92         $1.89          $2.21       $1.21         $1.39
   Final Value   $1,465.80  $1,692.05    $1,273.69     $1,357.62      $1,555.25   $1,407.03     $1,809.97
   ---------------------------------------------------------------------------------------------------------
   Year Six      $1,703.42  $2,192.99    $1,806.44     $1,421.11      $1,876.59   $1,582.56     $2,020.46
   Fee               $1.42      $1.74        $1.38         $1.24          $1.54       $1.19         $1.48
   Final Value   $1,702.00  $2,191.26    $1,805.06     $1,419.86      $1,875.06   $1,581.36     $2,018.98
   ---------------------------------------------------------------------------------------------------------
   Year Seven    $1,818.35  $2,209.62    $1,918.39     $1,454.23      $1,924.97   $1,650.07     $2,247.37
   Fee               $1.40      $1.76        $1.49         $1.15          $1.52       $1.25         $1.57
   Final Value   $1,816.94  $2,207.87    $1,916.90     $1,453.08      $1,923.45   $1,648.82     $2,245.79
   ---------------------------------------------------------------------------------------------------------
   Year Eight    $2,021.43  $2,475.46    $2,250.75     $1,477.99      $2,126.04   $1,863.19     $2,824.21
   Fee               $1.49      $1.81        $1.61         $1.14          $1.57       $1.30         $1.73
   Final Value   $2,019.94  $2,473.64    $2,249.13     $1,476.86      $2,124.47   $1,861.89     $2,822.48
   ---------------------------------------------------------------------------------------------------------
   Year Nine     $1,915.28  $2,481.43    $2,204.00     $1,517.96      $2,064.04   $1,996.31
   Fee               $1.45      $1.83        $1.64         $1.10          $1.55       $1.32
   Final Value   $1,913.83  $2,479.60    $2,202.35     $1,516.86      $2,062.49   $1,994.99
   ---------------------------------------------------------------------------------------------------------
   Year Ten      $2,257.52  $3,396.93    $2,875.02     $1,586.96      $2,639.31
   Fee               $1.42      $2.01        $1.73         $1.06          $1.61
   Period          10.0000    10.0000      10.0000       10.0000        10.0000      8.4137        7.6685
   ---------------------------------------------------------------------------------------------------------
   Final Value   $2,256.10  $3,394.93    $2,873.29     $1,585.90      $2,637.71   $1,994.99     $2,822.48
   And Return       8.477%    13.001%      11.132%        4.720%        10.185%      8.555%       14.489%
   ---------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------
                                        Capital         Equity      Aggressive
                    International     Appreciation      Income        Growth
   ---------------------------------------------------------------------------------------------------------
   Year One             $958.98        $1,014.40      $1,047.92      $886.33
   Fee                    $0.88            $0.74          $0.76        $0.70
   Final Value          $958.10        $1,013.65      $1,047.17      $885.64
   ---------------------------------------------------------------------------------------------------------
   Year Two           $1,048.58        $1,292.77      $1,389.50    $1,194.79
   Fee                    $0.80            $0.79          $0.83        $0.71
   Final Value        $1,047.78        $1,291.98      $1,388.67    $1,194.08
   ---------------------------------------------------------------------------------------------------------
   Year Three         $1,271.47
   Fee                    $0.90
   Final Value        $1,270.57
   ---------------------------------------------------------------------------------------------------------
   Year Four          $1,282.26
   Fee                    $0.94
   Final Value        $1,281.32
   ---------------------------------------------------------------------------------------------------------
   Year Five          $1,363.65
   Fee                    $0.90
   Final Value        $1,362.75
   ---------------------------------------------------------------------------------------------------------
   Year Six
   Fee
   Final Value
   ---------------------------------------------------------------------------------------------------------
   Year Seven
   Fee
   Final Value
   ---------------------------------------------------------------------------------------------------------
   Year Eight
   Fee
   Final Value
   ---------------------------------------------------------------------------------------------------------
   Year Nine
   Fee
   Final Value
   ---------------------------------------------------------------------------------------------------------
   Year Ten
   Fee
   Period                4.6712           1.9945         1.9945       1.9945
   ---------------------------------------------------------------------------------------------------------
   Final Value        $1,321.87        $1,214.46      $1,305.35    $1,122.44
   And Return            6.156%          10.232%        14.294%       5.962%
   ---------------------------------------------------------------------------------------------------------


        Separate Account C - Standardized 10 Year/Lifetime Returns

        Calculation of Annual Return
        For the Corporate Bond Fund, Growth Equity Fund, Special Opportunities Fund, Money Market Fund, and Managed Fund
        ----------------------------------------------------------------------------------------------------------------
        Final Value Year One = 1,000* (31-Dec-86 Unit Value/31-Dec-85 Unit Value) - Annual Fee Year One
        Final Value Year Two = 1,000* (31-Dec-87 Unit Value/31-Dec-86 Unit Value) - Annual Fee Year Two
        Final Value Year Three = 1,000* (31-Dec-88 Unit Value/31-Dec-87 Unit Value) - Annual Fee Year Three
        Final Value Year Four = 1,000* (31-Dec-89 Unit Value/31-Dec-88 Unit Value) - Annual Fee Year Four
        Final Value Year Five = 1,000* (31-Dec-90 Unit Value/31-Dec-89 Unit Value) - Annual Fee Year Five
        Final Value Year Six = 1,000* (31-Dec-91 Unit Value/31-Dec-90 Unit Value) - Annual Fee Year Six
        Final Value Year Seven = 1,000* (31-Dec-92 Unit Value/31-Dec-91 Unit Value) - Annual Fee Year Seven
        Final Value Year Eight = 1,000* (31-Dec-93 Unit Value/31-Dec-92 Unit Value) - Annual Fee Year Eight
        Final Value Year Nine = 1,000* (31-Dec-94 Unit Value/31-Dec-93 Unit Value) - Annual Fee Year Nine
        Final Value Year Ten = 1,000* (31-Dec-95 Unit Value/31-Dec-94 Unit Value) - Annual Fee Year Ten - Surrender Charge

        Annual Return = (Final Value Year Ten / 1,000) _ (1/10) - 1

        Calculation of Annual Return for Putnam Master Fund
        ---------------------------------------------------

        Final Value Year One = 1,000* (01-Aug-88 Unit Value/01-Aug-87 Unit Value) - Annual Fee Year One
        Final Value Year Two = 1,000* (01-Aug-89 Unit Value/01-Aug-88 Unit Value) - Annual Fee Year Two
        Final Value Year Three = 1,000* (01-Aug-90 Unit Value/01-Aug-89 Unit Value) - Annual Fee Year Three
        Final Value Year Four = 1,000* (01-Aug-91 Unit Value/01-Aug-90 Unit Value) - Annual Fee Year Four
        Final Value Year Five = 1,000* (01-Aug-92 Unit Value/01-Aug-91 Unit Value) - Annual Fee Year Five
        Final Value Year Six = 1,000* (01-Aug-93 Unit Value/01-Aug-92 Unit Value) - Annual Fee Year Six
        Final Value Year Seven = 1,000* (01-Aug-94 Unit Value/01-Aug-93 Unit Value) - Annual Fee Year Seven
        Final Value Year Eight = 1,000* (01-Aug-95 Unit Value/01-Aug-94 Unit Value) - Annual Fee Year Eight
        Final Value Year Nine = 1,000* (31-Dec-95 Unit Value/01-Aug-95 Unit Value) - Annual Fee Year Nine - Surrender Charge

        Annual Return = (Final Value Year Ten / 1,000) _ (1/period) - 1

        Calculation of Annual Return for Social Awareness Fund
        ------------------------------------------------------

        Final Value Year One = 1,000* (01-May-89 Unit Value/01-May-88 Unit Value) - Annual Fee Year One
        Final Value Year Two = 1,000* (01-May-90 Unit Value/01-May-89 Unit Value) - Annual Fee Year Two
        Final Value Year Three = 1,000* (01-May-91 Unit Value/01-May-90 Unit Value) - Annual Fee Year Three
        Final Value Year Four = 1,000* (01-May-92 Unit Value/01-May-91 Unit Value) - Annual Fee Year Four
        Final Value Year Five = 1,000* (01-May-93 Unit Value/01-May-92 Unit Value) - Annual Fee Year Five
        Final Value Year Six = 1,000* (01-May-94 Unit Value/01-May-95 Unit Value) - Annual Fee Year Six
        Final Value Year Seven = 1,000* (31-Dec-95 Unit Value/01-May-95 Unit Value) - Annual Fee Year Seven - Surrender Charge

        Annual Return = (Final Value Year Ten / 1,000) _ (1/period) - 1

        Calculation of Annual Return for International Fund
        ---------------------------------------------------

        Final Value Year One = 1,000* (01-May-92 Unit Value/01-May-91 Unit Value) - Annual Fee Year One
        Final Value Year Two = 1,000* (01-May-93 Unit Value/01-May-92 Unit Value) - Annual Fee Year Two
        Final Value Year Three = 1,000* (01-May-94 Unit Value/01-May-93 Unit Value) - Annual Fee Year Three
        Final Value Year Four = 1,000* (01-May-95 Unit Value/01-May-94 Unit Value) - Annual Fee Year Four
        Final Value Year Five = 1,000* (31-Dec-95 Unit Value/01-May-95 Unit Value) - Annual Fee Year Five - Surrender Charge

        Annual Return = (Final Value Year Ten / 1,000) _ (1/period) - 1


Calculation of Annual Return for Capital Appreciation Fund, Equity Income Fund, and Aggressive Growth Fund
----------------------------------------------------------------------------------------------------------

Final Value Year One = 1,000* (03-May-95 Unit Value/01-May-94 Unit Value) -- Annual Fee Year One
Final Value Year Two = 1,000* (31-Dec-95 Unit Value/03-Jan-95 Unit Value) -- Annual Fee Year Two -- Surrender Charge

Annual Return = (Final Value Year Ten/1,000) . (1/period) -- 1

---------------------------------------------------------------------------------------------
Unit Values
---------------------------------------------------------------------------------------------
                 Corporate   Growth      Special     Money                    Putnam
                    Bond     Equity   Opportunities  Market    Managed        Master
---------------------------------------------------------------------------------------------
31-Dec-85         1.855298   1.835034     1.935506   1.395369  1.319356
31-Dec-86         2.155587   2.130152     1.866948   1.472499  1.495060
31-Dec-87         2.162140   2.435905     1.996745   1.552750  1.608536  03-Aug-87  1.000000
31-Dec-88         2.311872   2.610685     2.054261   1.650743  1.737162  03-Aug-88  0.975631
31-Dec-89         2.590959   3.126185     2.709503   1.782935  2.014633  03-Aug-89  1.139060
31-Dec-90         2.736912   3.124600     2.481365   1.906589  2.064995  03-Aug-90  1.191079
31-Dec-91         3.180588   4.049672     3.519237   1.995749  2.491670  03-Aug-91  1.301548
31-Dec-92         3.398011   4.083620     3.740191   2.044051  2.557996  03-Aug-92  1.415390
31-Dec-93         3.780437   4.578547     4.391576   2.079097  2.827418  03-Aug-93  1.591958
31-Dec-94         3.584562   4.592949     4.303441   2.136966  2.746985  03-Aug-94  1.661127
31-Dec-95         4.228295   6.292128     5.617853   2.235727  3.515239  03-Aug-95  1.877092
                                                                         31-Dec-95  2.012612
Period (in years)  10.0000    10.0000      10.0000    10.0000   10.0000    8.4137
---------------------------------------------------------------------------------------------


Unit Values
------------------------------------------------------------------------------------------------------------------------
      Social Awareness           International       Capital Appreciation    Equity Income       Aggressive Growth
------------------------------------------------------------------------------------------------------------------------


     02-May-88   1.000000
     02-May-89   1.181935
     02-May-90   1.322406
     02-May-91   1.554787    01-May-91   1.000000
     02-May-92   1.682623    01-May-92   0.95898
     02-May-93   1.819383    01-May-93   1.049537
     02-May-94   2.030969    01-May-94   1.273608    03-Jan-94   1.000000    03-Jan-94  1.000000    03-Jan-94   1.000000
     02-May-95   2.260718    01-May-95   1.285326    03-Jan-95   1.014396    03-Jan-95  1.047921    03-Jan-95   0.886332
     31-Dec-95   2.842977    31-Dec-95   1.367916    31-Dec-95   1.293716    31-Dec-95  1.390502    31-Dec-95   1.195731
        7.6685                  4.6712                  1.9945                  1.9945                 1.9945
------------------------------------------------------------------------------------------------------------------------



  Non-standardized Performance - Separate Account C


  Accumulated Amounts

            Base Period                Corporate    Growth       Special       Money                   Putnam         Social
    Years   Start Date     End Date      Bond       Equity    Opportunities    Market      Managed     Master       Awareness
  -------------------------------------------------------------------------------------------------------------------------------
      1      31-Dec-94     31-Dec-95     11,796       13,700       13,054      10,462      12,797      12,259         14,182
      2      31-Dec-93     31-Dec-95     11,185       13,743       12,792      10,753      12,433      11,913         14,066
      3      31-Dec-92     31-Dec-95     12,443       15,408       15,020      10,938      13,742      13,852         15,833
      4      31-Dec-91     31-Dec-95     13,294       15,537       15,963      11,202      14,108      14,604         16,243
      5      31-Dec-90     31-Dec-95     15,449       20,137       22,640      11,726      17,023      17,149         22,127
     Life    See Below     31-Dec-95     42,283       62,921       56,179      22,357      35,152      20,126         28,430
  -------------------------------------------------------------------------------------------------------------------------------


  Accumulated Amounts = (End Date Unit Value/Start Date Unit Value)* 10,000


  Compound Growth Rate

            Base Period                Corporate     Growth       Special      Money                   Putnam       Social
    Years    Start Date      End Date    Bond        Equity    Opportunities   Market      Managed     Master      Awareness
  -------------------------------------------------------------------------------------------------------------------------------
      1      31-Dec-94       31-Dec-95   17.96%      37.00%       30.54%       4.62%       27.97%      22.59%       41.82%
      2      31-Dec-93       31-Dec-95    5.76%      17.23%       13.10%       3.70%       11.50%       9.15%       18.60%
      3      31-Dec-92       31-Dec-95    7.56%      15.50%       14.52%       3.03%       11.18%      11.47%       16.55%
      4      31-Dec-91       31-Dec-95    7.38%      11.65%       12.40%       2.88%        8.98%       9.93%       12.89%
      5      31-Dec-90       31-Dec-95    9.09%      15.03%       17.75%       3.24%       11.23%      11.39%       17.22%
     Life    See Below       31-Dec-95    15.51%     20.19%       18.84%       8.38%       13.40%       8.67%       14.60%
  -------------------------------------------------------------------------------------------------------------------------------


  One Year Return = (31-Dec-95 Unit Value/31-Dec-94 Unit Value) - 1
  Two Year Return = (31-Dec-95 Unit Value/31-Dec-93 Unit Value) - (1/2) - 1
  Three Year Return = (31-Dec-95 Unit Value/31-Dec-92 Unit Value) - (1/3) - 1
  Four Year Return = (31-Dec-95 Unit Value/31-Dec-91 Unit Value) - (1/4) - 1
  Five Year Return = (31-Dec-95 Unit Value/31-Dec-90 Unit Value) - (1/5) - 1
  Life Return = (31-Dec-95 Unit Value/Inception Date Unit Value) - (1/period) - 1


  Non-standardized Performance - Separate Account C

             Unit Values   Corporate     Growth      Special      Money                    Putnam      Social
                             Bond        Equity   Opportunities   Market       Managed     Master     Awareness     International
            ---------------------------------------------------------------------------------------------------------------------
             31-Dec-95       4.228295    6.292128    5.617853     2.235727     3.515239    2.012612    2.842977     1.367916
             31-Dec-94       3.584562    4.592949    4.303441     2.136966     2.746985    1.641774    2.004706     1.271301
             31-Dec-93       3.780437    4.578547    4.391576     2.079097     2.827418    1.689416    2.021120     1.242929
             31-Dec-92       3.398011    4.083620    3.740191     2.044051     2.557996    1.452923    1.795646     0.901308
             31-Dec-91       3.180588    4.049672    3.519237     1.995749     2.491670    1.378093    1.750240     0.989705
             31-Dec-90       2.736912    3.124600    2.481365     1.906589     2.064995    1.173570    1.284839          N/A
            ---------------------------------------------------------------------------------------------------------------------


  Life Returns             Corporate     Growth      Special      Money                    Putnam      Social
                             Bond        Equity   Opportunities   Market       Managed     Master     Awareness     International
  -------------------------------------------------------------------------------------------------------------------------------
  Inception/Start Date       12/28/81    12/28/81    12/28/81     01/07/82     04/27/83    08/03/87    02/08/88     01/05/91
  Unit Value                 1.000000    1.000000    1.000000     1.000000     1.000000    1.000000    1.000000     1.000000
  Period (years)              10.0000     10.0000     10.0000      10.0000      10.0000      8.4137      7.6685       4.6712
  -------------------------------------------------------------------------------------------------------------------------------


                      Capital     Equity
  International     Appreciation  Income
  --------------------------------------
     10,760           12,720      13,287
     11,006           N/A         N/A
     15,177           N/A         N/A
     13,821           N/A         N/A
     N/A              N/A         N/A
     13,679           12,937      13,905
  --------------------------------------

                      Capital     Equity
  International     Appreciation  Income
  --------------------------------------
       7.60%          27.20%      32.87%
       4.91%          N/A         N/A
      14.92%          N/A         N/A
       8.43%          N/A         N/A
      N/A             N/A         N/A
       6.94%          13.78%      17.97%
  --------------------------------------


   Capital      Equity    Aggressive
  Appreciation  Income      Growth
  ----------------------------------
  1.293716      1.390502    1.195731
  1.017063      1.046491    0.896242
  N/A           N/A         N/A
  N/A           N/A         N/A
  N/A           N/A         N/A
  N/A           N/A         N/A
  ----------------------------------


   Capital      Equity    Aggressive
  Appreciation  Income      Growth
  ----------------------------------
  03/01/94      03/01/94   03/01/94
  1.000000      1.000000   1.000000
    1.9945        1.9945     1.9945
  ----------------------------------